SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 5, 2001


                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      1-06544                                     74-1648137
  (Commission File Number)               (IRS Employer Identification No.)


                 1390 Enclave Parkway, Houston, Texas 77077-2099
          (Address of principal executive offices, including zip code)


                                 (281) 584-1390
              (Registrant's telephone number, including area code)


                        --------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On December 5, 2001, Sysco Corporation ("SYSCO") issued a press release announcing the execution of an agreement with Sobeys Inc. pursuant to which SYSCO will acquire the assets of Sobeys' SERCA Foodservice operations in Canada. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated December 5, 2001, a copy of which is attached hereto as
Exhibit 99.1.

Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. For further information on other risk factors, please refer to the "Risk Factors" contained in SYSCO's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 as filed with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number              Description
         --------------              -----------
         99.1                        Press Release dated December 5, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYSCO CORPORATION



Date:  December 18, 2001               By:  /s/ John K. Stubblefield, Jr.
                                            ---------------------------------
                                            Name:  John K. Stubblefield, Jr.
                                            Title: Executive Vice President,
                                                   Finance and Administration

                                  EXHIBIT INDEX


         Exhibit Number              Description
         --------------              -----------
         99.1                        Press Release dated December 5, 2001







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